EXHIBIT 99.3

IMAGE CHAIN GROUP LIMITED, INC.

UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

The following unaudited pro forma combined financial statements give effect to the sale purchase transaction (the “Transaction”) between Image Chain Group Limited, Inc. (the “Company”, “ICGL”, “we”, “us”, “our”) and Image P2P Trading Group Limited (“Image P2P”).

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Image Chain Group Limited, Inc.

Pro Forma

Balance Sheet - Unaudited

June 30, 2017

	Image Chain Group Limited, Inc.	Image P2P Trading Group Limited	Pro Forma	Pro Forma
	June 30, 2017	June 30, 2017	Adjustments	As Adjusted
Assets
Current assets
Cash and cash equivalents	$-	$4,242	$-	$4,242
Accounts receivable, net	-	1,315,042	-	1,315,042
Other receivables and other current assets	-	328,601	-	328,601
Inventories	-	483,976	-	483,976
Advances and prepayment to suppliers	-	73,070		73,070
Prepaid expenses	-	18,371	-	18,371
Prepaid taxes and taxes recoverable	-	103,426		103,426
Due from related parties	-	773,215	-	773,215
Total current assets	-	3,099,943	-	3,099,943

Plant and equipment, net	-	10,957,427		10,957,427
Construction in progress and prepayment for equipment	-	29,469		29,469
Intangible assets, net	-	506,071		506,071
Other assets	-	62,899		62,899
Total Assets	-	14,655,809	-	14,655,809

Liabilities and Stockholders’ Equity
Current liabilities
Short-term bank loans	$-	$2,508,522	$-	$2,508,522
Long-term debt – current portion	-	295,120	-	295,120
Accounts payable	-	766,341	-	766,341
Tax payable	-	47,728	-	47,728
Accrued liabilities and other payables	30,866	388,775	-	419,641
Customers advances and deposits	-	3,617	-	3,617
Due to related parties	168,957	5,047,945	-	5,216,902
Total current liabilities	199,823	9,058,048	-	9,257,871

Long-term bank loans	-	1,839,680	-	1,839,680
Total Liabilities	199,823	10,897,728	-	11,097,551

Stockholders’ Equity
Preferred Stock, $0.001 par value, 50,000 shares authorized, issued and outstanding as of June 30, 2017	50			50
Common stock, $0.001 par value, 2,000,000,000 shares authorized, 3,950,006 pre -merger and 503,950,006 post -merger shares issued and outstanding as of June 30, 2017	3,950	-	500,000	503,950
Paid in capital, 50,000 common shares issued and outstanding as of June 30, 2017	-	5,841,155	(5,841,155)	-
Additional paid in capital	59,406,250	-	(54,268,918)	5,137,332
Accumulated deficit	(59,610,073)	(1,629,516)	59,610,073	(1,629,516)
Accumulated other comprehensive loss	-	(453,558)	-	(453,558)
Total Stockholders’ Equity	(199,823)	3,758,081	-	3,558,258
Total Liabilities and Stockholders’ Equity	$-	$14,655,809	$-	$14,655,809

See notes to the unaudited pro forma combined financial statements

2

Image Chain Group Limited, Inc.

Pro Forma

Statement of Operations and Comprehensive Loss for six months ended June 30, 2017 – Unaudited

	Image Chain Group Limited, Inc.	Image P2P Trading Group Limited
	Six Months Ended	Six Months Ended	Pro Forma	Pro Forma
	June 30, 2017	June 30, 2017	Adjustment	As Adjusted

Net revenues	$-	$1,168,126	$-	$1,168,126
Cost of revenues	-	1,160,702	-	1,160,702
Gross Profit	-	7,424	-	7,424

Operating expenses:
Selling, general and administrative expenses	213,746	237,330	(213,746)	237,330
Total operating expenses	213,746	237,330	(213,746)	237,330

Operating loss	(213,746)	(229,906)	213,746	(229,906)

Other income (expense)
Government subsidy	-	6,037	-	6,037
Interest income	-	40	-	40
Interest expense	-	(126,111)	-	(126,111)
Total Other Income	-	(120,034)	-	(120,034)

Loss before tax	(213,746)	(349,940)	213,746	(349,940)
Provision for income tax	-	-		-

Net Loss	$(213,746)	$(349,940)	$213,746	$(349,940)

Other comprehensive income:
Foreign currency translation gain	-	89,980	-	89,980
Total comprehensive loss	$(213,746)	$(259,960)	$213,746	$(259,960)

Basic and diluted loss per common share	$(0.05)	$(69.92)		$(0.00)
Basic and diluted weighted average common shares outstanding*	3,950,006	5,005		503,950,006

* Proforma as adjusted shares are not weighted and are actual shares issued and outstanding.

See notes to the unaudited pro forma combined financial statements

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Image Chain Group Limited, Inc.

Pro Forma

Statement of Operations and Comprehensive Loss for year ended December 31, 2016 – Unaudited

	IMAGE CHAIN GROUP LIMITED, INC.	Image P2P Trading Group Limited
	Year Ended	Year Ended	Proforma	Proforma
	December 31, 2016	December 31, 2016	Adjustment	As Adjusted

Net revenues	$-	$45,431	$-	$45,431
Cost of revenues	-	601,119	-	601,119
Gross loss	-	(555,688)	-	(555,688)

Operating Expenses
Selling, general and administrative expenses	9,466,267	516,939	(9,466,267)	516,939
Total operating expenses	9,466,267	516,939	(9,466,267)	516,939

Operating loss	(9,466,267)	(1,072,627)	9,466,267	(1,072,627)

Other income (expense)
Write-off of subscription receivable	(41,687,861)	-	41,687,861	-
Write-off of amounts due from related parties	(1,051,813)	-	1,051,813	-
Government subsidy	-	24,050	-	24,050
Interest income	-	56	-	56
Interest expense	-	(148,961)	-	(148,961)
Total Other Income	(42,739,674)	(124,855)	42,739,674	(124,855)

Loss Before Income Taxes	(52,205,941)	(1,197,482)	52,205,941	(1,197,482)
Provision for income taxes	-	-	-	-
Loss from Continued Operations	(52,205,941)	(1,197,482)	52,205,941	(1,197,482)

Discontinued Operations
Loss from discontinued operations	(1,359,710)	-	1,359,710	-
Gain on disposal of subsidiaries	2,568,643	-	(2,568,643)	-
Net gain from discontinued operations, net of taxes	1,208,933	-	(1,208,933)	-

Net Loss	$(50,997,008)	$(1,197,482)	$50,997,008	$(1,197,482)

Other Comprehensive Income (Loss)
Foreign currency translation loss	-	(302,596)	-	(302,596)
Total Comprehensive Loss	$(50,997,008)	$(1,500,078)	$50,997,008	$(1,500,078)

Basic and Diluted Loss per Common Share	$(12.91)	$(239.26)		$(0.00)
Basic and Diluted Weighted Average Common Shares Outstanding*	3,950,006	5,005		503,950,006

* Proforma as adjusted shares are not weighted and are actual shares issued and outstanding.

See notes to the unaudited pro forma combined financial statements

4

Image Chain Group Limited, Inc.

NOTES TO THE UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

On November 14, 2017, Image Chain Group Limited, Inc. (the “Company”, “ICGL”, “we”, “us”, “our”), a company incorporated under the laws of the State of Nevada, USA, entered into a share exchange agreement (the “SEA”) with Image P2P Trading Group Limited (“Image P2P”) and Image P2P’s shareholders whereby the Company issued 500,000,000 new common shares in exchange for all of the issued and outstanding ordinary shares of Image P2P, which totaled 50,000. Image P2P is an investment holding company incorporated and domiciled in the British Virgin Islands. The transaction under the SEA has been accounted for as a reverse-merger and recapitalization of the Company where the Company (the legal acquirer) is considered the accounting acquiree and Image P2P Trading (the legal acquiree) is considered the accounting acquirer. As a result of this transaction, the Company is deemed to be a continuation of the business of Image P2P.

1. BASIS OF PRO FORMA PRESENTATION

The unaudited pro forma condensed combined balance sheets have been derived from the historical June 30, 2017 balance sheet of Image P2P after giving effect to the acquisition with Image Chain Group Limited, Inc. The pro forma balance sheet and statement of operations and comprehensive loss present this transaction as if they had been consummated as of June 30, 2017 as required under Article 11 of Regulation S-X.

Historical financial information has been adjusted in the pro forma balance sheet to pro forma events that are: (1) directly attributable to the Acquisition; (2) factually supportable; and (3) expected to have a continuing impact on the Company’s results of operations. The pro forma adjustments presented in the pro forma condensed combined balance sheet and statement of operations are described in Note 3— Pro Forma Adjustments.

The unaudited pro forma combined financial information is for illustrative purposes only. These companies may have performed differently had they actually been combined for the periods presented. You should not rely on the pro forma condensed combined financial information as being indicative of the historical results that would have been achieved had the companies always been combined or the future results that the combined companies will experience after the merger. Unaudited pro forma financial information and the notes thereof should be read in conjunction with the accompanying historical financial statements of Image P2P included elsewhere in this report.

2. ACCOUNTING PERIODS PRESENTED

Certain pro forma adjustments were made to conform Image P2P’s accounting policies to the Company’s accounting policies as noted below.

The unaudited pro forma condensed combined balance sheet as of June 30, 2017 is presented as if the Image P2P acquisition had occurred on June 30, 2017, and combines the historical balance sheet of the Company at June 30, 2017 and the historical balance sheet of Image P2P at June 30, 2017.

The unaudited pro forma condensed combined statement of operations and comprehensive loss of the Company and Image P2P for the period ended June 30, 2017 are presented as if the acquisition had taken place on June 30, 2017. The pro forma statement of operations and comprehensive loss for the period ended June 30, 2017 combines the historical results of the Company for the six months ended June 30, 2017 and the historical results of Image P2P for six months ended June 30, 2017.

The unaudited pro forma combined statement of operations for the year ended December 31, 2016 has been prepared by combining the Company’s historical consolidated statement of operations for the year ended December 31, 2016, with the historical consolidated statement of income of Image P2P for the year ended December 31, 2016.

3. PRO FORMA ADJUSTMENTS

The adjustments included in the pro forma balance sheet and statement of operations and comprehensive loss are as follows:

●	To record 500,000,000 shares of ICGL unregistered common stock issued in exchange for 50,000 shares of common stock of Image P2P Trading Group Limited.
●	To eliminate the accumulated loss of Image Chain Group Limited, Inc. incurred before the date of the SEA.

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